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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
THE TIMBERLAND COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE TIMBERLAND COMPANY
200 Domain Drive
Stratham, New Hampshire 03885

April 1, 2004

TO THE STOCKHOLDERS:

        The Board of Directors and Officers of The Timberland Company invite you to attend the 2004 Annual Meeting of Stockholders to be held on Thursday, May 20, 2004, at 9:00 a.m., at the Company's headquarters located at 200 Domain Drive, Stratham, New Hampshire.

        A copy of the Proxy Statement and the proxy are enclosed.

        If you cannot be present at the meeting, please mark, date and sign the enclosed proxy and return it as soon as possible in the enclosed envelope.

Cordially,

SIDNEY W. SWARTZ Chairman

THE TIMBERLAND COMPANY
200 Domain Drive
Stratham, New Hampshire 03885

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Date:	Thursday, May 20, 2004
Time:	9:00 a.m.
Location:	The Timberland Company World Headquarters 200 Domain Drive Stratham, New Hampshire

Purposes for Meeting:

  1.
  To fix the number of directors at nine for the coming year, subject to further action by the Board of Directors as provided in the Company's By-Laws, and to elect nine directors to hold office until their successors are duly elected and qualified; and

  2.
  To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

        Holders of Class A Common Stock will vote separately as a class to elect three directors. Holders of Class A Common Stock and holders of Class B Common Stock will vote together as a single class to elect the remaining six directors.

        You will receive notice of and may vote and act at the Annual Meeting only if you are a stockholder of record at the close of business on Wednesday, March 24, 2004.

By Order of the Board of Directors

DANETTE WINEBERG Secretary

April 1, 2004

THE TIMBERLAND COMPANY
200 Domain Drive
Stratham, New Hampshire 03885

PROXY STATEMENT
April 1, 2004

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING	1
General	1
Voting Rights and Outstanding Shares	1
Quorum	2
Required Votes and Method of Tabulation	2
ITEM 1. ELECTION OF DIRECTORS	2
Information with Respect to Nominees	3
Corporate Governance Principles and Code of Ethics	4
Shareholder Communications to the Board of Directors	4
Committees of the Board of Directors and Board of Directors Independence	5
The Governance and Nominating Committee	5
The Management Development and Compensation Committee	6
The Audit Committee	6
Directors' Compensation	8
EXECUTIVE COMPENSATION	10
Summary Compensation Table	10
Option Grants in Last Fiscal Year	11
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	12
Equity Compensation Plan Information	12
Change of Control Arrangements	12
Performance Graph	13
Management Development and Compensation Committee Report on Executive Compensation	14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	18
FINANCIAL AND OTHER INFORMATION	18
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED	18
OTHER BUSINESS	18
STOCKHOLDER PROPOSALS	18
APPENDIX A	A-1

i

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The Board of Directors of The Timberland Company, a Delaware corporation ("Timberland" or the "Company"), is sending you the enclosed proxy in connection with its 2004 Annual Meeting of Stockholders (the "Annual Meeting") and any adjourned sessions of the Annual Meeting. The Annual Meeting will be held on Thursday, May 20, 2004, at 9:00 a.m., at the Company's headquarters located at 200 Domain Drive, Stratham, New Hampshire. The purposes of the Annual Meeting are:

  1.
  to fix the number of directors at nine for the coming year and to elect nine directors to hold office until their successors are duly elected and qualified; and

  2.
  to transact such other business as may properly come before the Annual Meeting and any adjournments of the Annual Meeting.

Voting Rights and Outstanding Shares

        You may vote at the Annual Meeting only if you are a stockholder of record as of the close of business on Wednesday, March 24, 2004. As of February 27, 2004, the following number of shares of the Company's Common Stock were outstanding:

Class of Common Stock	Number of Shares Outstanding
Class A Common Stock, $.01 par value ("Class A Common Stock")	27,923,629
Class B Common Stock, $.01 par value ("Class B Common Stock")	6,942,834

        The Company bears all costs of solicitation of proxies. The Company may solicit proxies personally or by telephone, mail or telegram. None of the Company's directors, officers or employees will be specially compensated for soliciting proxies. The Company expects to mail this Proxy Statement and the enclosed proxy to stockholders on or about April 1, 2004. Unless the Company has received instructions to the contrary, only one Annual Report or Proxy Statement, as applicable, is being delivered to multiple shareholders sharing an address. Upon written or oral request to the Secretary of the Company, by mail at 200 Domain Drive, Stratham, New Hampshire 03885 or by telephone at (603) 772-9500, the Company will promptly deliver a copy of the Annual Report or Proxy Statement to a shareholder if that shareholder shares an address with another shareholder to which a single copy of the applicable document was delivered. To receive a separate Annual Report or Proxy Statement, as applicable, in the future, contact the Secretary of the Company as described above. To request delivery of a single copy of an Annual Report or Proxy Statement for a household currently receiving multiple copies of Annual Reports or Proxy Statements, contact the Secretary of the Company as described above.

        To vote your shares at the Annual Meeting, you must properly sign, date and return the enclosed proxy. You may specify in the proxy how you want to vote your shares. If you sign and return your proxy but do not specify how to vote your shares, then your shares will be voted to fix the number of directors at nine and to elect all nine nominees.

        You may revoke your proxy at any time before the Annual Meeting by either:

  •
  attending the Annual Meeting and voting in person;

  •
  filing with the Secretary of the Company an instrument in writing revoking your proxy; or

  •
  delivering to the Secretary a newly executed proxy bearing a later date.

        If a nominee for director is unable to serve as a director, the persons appointed as proxy for the Annual Meeting may, in his, her or their discretion, vote for another person as director or vote to reduce the number of directors to less than nine, as the Board of Directors may recommend. The Company believes that all of the nominees will be available for election.

        The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any additional matters should properly come before the Annual Meeting, the persons appointed as proxy to vote on such matters intend to vote in accordance with his, her or their judgment.

Quorum

        A quorum of the Company's stockholders must be present, whether by proxy or in person, for the Annual Meeting to occur. Consistent with Delaware law and under the Company's By-Laws, a majority of the voting power of shares entitled to be cast on a particular matter constitutes a quorum.

        To determine the presence of a quorum, the following will count as shares present:

  •
  shares represented by proxies that withhold authority to vote for a nominee for director;

  •
  shares represented by proxies that indicate an abstention to vote for a nominee for director; or

  •
  a "broker non-vote" (shares held by your brokers or nominees as to which (i) you have not provided voting instructions and (ii) the broker or nominee does not have discretionary voting power).

Required Votes and Method of Tabulation

        You are entitled to one vote for each share of Class A Common Stock you hold and entitled to ten votes for each share of Class B Common Stock you hold. Holders of Class A Common Stock will vote separately as a class to elect nominees John F. Brennan, Ian W. Diery, and Irene M. Esteves. Holders of Class A Common Stock and holders of Class B Common Stock will vote together as a single class to elect nominees Sidney W. Swartz, Jeffrey B. Swartz, John E. Beard, John A. Fitzsimmons, Virginia H. Kent and Bill Shore.

        The Company will appoint election inspectors who will count the votes cast by proxy or in person at the Annual Meeting. The nine nominees for election as directors who receive the greatest number of votes properly cast will be elected.

ITEM 1. ELECTION OF DIRECTORS

        The directors elected at each Annual Meeting serve for the following year and until their respective successors are duly elected and qualified. The Company's By-Laws specify that the Board of Directors or the stockholders may determine the number of directors of the Company. The stockholders or the Board of Directors may increase the number of directors fixed at the Annual Meeting and may fill any vacancy arising on the Board of Directors.

        The current Board of Directors consists of eleven members. All current directors are nominees for director at the Annual Meeting, except for Abraham Zaleznik and Robert M. Agate, who have decided not to stand for re-election. The incumbent directors were elected at the 2003 Annual Meeting of Stockholders, except for Irene M. Esteves who was appointed to the Board in June, 2003.

Information with Respect to Nominees

        The names, ages, principal occupations during the past five years and certain other information with respect to the nominees for election are as follows:

Name and Year First Elected Director	Age	Principal Occupation During the Past Five Years and Directorships of Other Public Companies
Sidney W. Swartz (1978)	68	Sidney Swartz has been the Company's Chairman of the Board since June 1986. He also was the Company's Chief Executive Officer and President from June 1986 until June 1998.
Jeffrey B. Swartz (1990)	44
		Jeffrey Swartz has been the Company's President and Chief Executive Officer since June 1998. Prior to this, Jeffrey Swartz was the Company's Chief Operating Officer from May 1991 and its Executive Vice President from March 1990. Jeffrey Swartz is the son of Sidney Swartz.
John E. Beard (2000)	71
		Mr. Beard was a lawyer at the law firm of Ropes & Gray from June 1957 until his retirement at the end of 2000; he has been of counsel at the firm since retirement. Mr. Beard was the Company's Secretary from 1987 to July, 2001. Mr. Beard serves as a director of BTU International Inc., and as a Trustee of Century Shares Trust and as a Trustee of the Century Small Cap Select Fund.
John F. Brennan (1987)	71
		Mr. Brennan has been President of Green Mountain College since September 2002. Prior to this he served as the Dean of the Sawyer School of Management of Suffolk University from August 1991 to July 2001. Mr. Brennan is also a director of Aerovox Incorporated, Data Storage Corporation and Litecontrol Corporation.
Ian W. Diery (1996)	54
		Mr. Diery has been the President and Chief Executive Officer of Electronic Scrip, Inc. since November 1997. From September 1996 until joining Electronic Scrip, Mr. Diery was a self-employed consultant. From November 1995 to August 1996, Mr. Diery was the President and Chief Executive Officer and a Director of AST Research, Inc. From October 1989 to April 1995, Mr. Diery served at Apple Computer in a variety of positions, most recently as Executive Vice President and General Manager of the Personal Computer Division.

Irene M. Esteves (2003)	45
		Ms. Esteves has been Chief of Human Resources since July 2003, Senior Managing Director since 2000, and Chief Financial Officer since 1997 of Putnam Investments. Ms. Esteves also served as Managing Director from 1997 until 2000. Prior to 1997, Ms. Esteves was Vice President, Corporate Strategy and International Finance for Miller Brewing Company, Inc. Ms. Esteves serves as a director of Johnson Diversey, Inc.
John A. Fitzsimmons (1996)	61	Mr. Fitzsimmons was the Senior Vice President—Consumer Electronics of Circuit City Stores, Inc. from January 1987 until his retirement in June 2000.
Virginia H. Kent (1999)	49
		Ms. Kent is an independent consultant and was the President and Chief Executive Officer of Reflect.com from December 1999 until June 2002. Prior to this, Ms. Kent served at Hasbro Corporation in a variety of positions, most recently as President—U.S. Toy Group; President—Global Brands and Product Development from July 1997 to March 1999; and General Manager—Girls/Boys/Nerf from 1994 to July 1997.
Bill Shore (2001)	49	Mr. Shore founded Share Our Strength in 1984 and is currently its President. Mr. Shore is also Chairman of Community Wealth Ventures, Inc., a for-profit subsidiary of Share Our Strength.

Corporate Governance Principles and Code of Ethics

        The Board of Directors has established corporate governance principles for the Board and committees of the Board to follow regarding effective corporate governance and compliance with laws and regulations. The Company has also adopted a Code of Ethics that applies to all directors, executives, and employees of the Company to deter wrongdoing and promote ethical conduct, compliance with law and internal reporting of wrongdoing. These documents and the charter for each of the committees of the Board of Directors are available on the Company's website, www.timberland.com, and may also be obtained by writing to the Company's Secretary, 200 Domain Drive, Stratham, New Hampshire 03885.

Shareholder Communications to the Board of Directors

        Shareholders may send communications to the non-management members of the Board of Directors. Shareholders may send their written communications to the Secretary of the Company at 200 Domain Drive, Stratham, New Hampshire 03885 and all communications will be given directly to the non-management directors unless they would be more appropriately addressed by other departments within the Company, such as customer or vendor services.

Committees of the Board of Directors and Board of Directors Independence

        The Board of Directors has a Governance and Nominating Committee, a Management Development and Compensation Committee, and an Audit Committee. While the Company believes that the majority of the members of its Board of Directors are independent, the Company is exempt from the listing standards of the New York Stock Exchange requiring that a majority of the Board of Directors be independent and that all of the members of the compensation and nominating committees be independent. The Company is relying on the "controlled company" exemption provided by the New York Stock Exchange based on the fact that more than 50% of the voting power of the Company's voting stock is held by Sidney W. Swartz and The Sidney W. Swartz 1982 Family Trust (the Company is therefore a "controlled company" as defined in the New York Stock Exchange's listing standards). During 2003, the Board of Directors and its committees held the following number of meetings:

2003 Meetings
Board of Directors	6
Governance and Nominating Committee	5
Management Development and Compensation Committee	8
Audit Committee	7

        All directors attended more than 75% of the total number of meetings held in 2003 of the Board of Directors and the committees of the Board on which he or she served. The Company expects all members of the Board of Directors to attend the Annual Meeting of Stockholders. All members of the Board of Directors who were members on May 15, 2003, the date of the last Annual Meeting of Stockholders, attended the meeting.

The Governance and Nominating Committee

        The members of the Governance and Nominating Committee are Mr. Beard, Chairman, Mr. Agate and Mr. Shore. The Governance and Nominating Committee's responsibilities include, but are not limited to:

  •
  reviewing the organization, role and structure of the Board of Directors including the nature and extent of delegation of responsibilities to committees of the Board and reviewing directors' compensation;

  •
  developing, reviewing, evaluating and recommending to the Board for adoption corporate governance principles applicable to the Company;

  •
  making recommendations to the full Board with respect to membership on committees and chairmanship of committees;

  •
  recommending to the Board guidelines and criteria for Board membership and identifying and reviewing candidates for election to the Board and making recommendations relative to their election as directors;

  •
  periodically evaluating the composition of the Board and the effectiveness of the Board and its committees' service to the Company, including its own performance annually; and

  •
  communicating with management to ensure that materials and information provided to the Board are appropriate to enable the Board to fulfill its responsibilities.

        The Governance and Nominating Committee has established a process for identifying and evaluating nominees for director. Although the Governance and Nominating Committee will consider nominees recommended by shareholders, the Committee believes that the process it utilizes to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional business and personal attributes that are best suited to further the Company's mission. The

Committee may identify nominees through the use of professional search firms that may utilize proprietary screening techniques to match candidates to the Committee's specified qualifications. The Committee may also receive recommendations from existing directors, executive officers, key business partners, and trade or industry affiliations. The Committee will consider, among other factors, the following to evaluate Committee or shareholder recommended nominees: candidates' experience, skills, and other qualifications in view of the specific needs of the Board of Directors and the Company; diversity of backgrounds, skills, and expertise; and high ethical standards, integrity and proven business judgment.

        The Governance and Nominating Committee will consider nominations to the Board of Directors from shareholders using the same criteria described above. To be considered by the Governance and Nominating Committee for nomination and inclusion in the Company's proxy statement for its 2005 Annual Meeting of Stockholders, shareholder recommendations must be received by the Company's Secretary no later than December 2, 2004. Shareholders should write to the Company's Secretary at 200 Domain Drive, Stratham, New Hampshire 03885 and such recommendations must include: (i) the name and address of the candidate, (ii) a brief biographical description as well as qualifications, taking into consideration the criteria described above, and (iii) a signed consent from the candidate indicating his or her consent to be named in the proxy statement and serve if elected.

The Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are Ms. Kent, Chairwoman, Mr. Beard, Mr. Fitzsimmons and Dr. Zaleznik. The Management Development and Compensation Committee's responsibilities include, but are not limited to:

  •
  determining and presenting to the Board of Directors, other than management directors, for its ratification the compensation of the Chairman, and of the President and Chief Executive Officer;

  •
  determining the compensation of the executive officers who report directly to the Chief Executive Officer;

  •
  reviewing, adopting and revising succession plans for the positions of Chairman, President, Chief Executive Officer and Chief Operating Officer;

  •
  reviewing the general principles on which the Company bases its compensation, benefits and management development and succession policies and practices for all employees of the Company;

  •
  supervising the administration of the Company's 1997 Incentive Plan, as amended, and other non-stock based benefit plans;

  •
  consulting with the Governance and Nominating Committee regarding compensation for members of the Board, and making recommendations to the Board regarding any changes to the 2001 Non-Employee Directors Stock Plan; and

  •
  evaluating its own performance annually.

The Audit Committee

        Mr. Agate, Chairman, Mr. Brennan, Mr. Diery, Ms. Esteves and Ms. Kent are the members of the Company's Audit Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. All of the members of the Company's Audit Committee are independent (as independent is defined in the New York Stock Exchange's listing standards). The Board of Directors has determined that there is at least one audit committee financial expert serving on the Audit Committee. Ms. Esteves is the named audit committee financial expert. The Company's Board of Directors has amended and restated its written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process and its responsibilities include, but are not limited to:

  •
  monitoring the integrity of the Company's financial statements;

  •
  ensuring the Company's compliance with legal and regulatory requirements;

  •
  retaining and, if appropriate, dismissing the independent accountants;

  •
  establishing the qualifications, and monitoring the independence and performance of the Company's independent accountants;

  •
  monitoring the performance of the Company's internal audit function; and

  •
  assessing the adequacy of the Company's systems of internal accounting and financial controls.

The Audit Committee Report

        The Audit Committee has (1) reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended December 31, 2003 with the Company's management, (2) discussed with the Company's independent accountants, Deloitte & Touche LLP, the matters required to be discussed by Statement of Auditing Standard 61, as may be amended, (3) received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, as may be amended, and (4) discussed with Deloitte & Touche LLP their independence as the Company's independent accountants.

        In reliance on the review and discussions outlined above, the Audit Committee recommended to the Board of Directors and the Board of Directors recommended that the audited consolidated financial statements for the fiscal year ended December 31, 2003 be included in the Company's 2003 Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                      Audit Committee:
                      Robert M. Agate, Chairman
                      John F. Brennan
                      Ian W. Diery
                      Irene M. Esteves
                      Virginia H. Kent

Independent Accountants

        Deloitte & Touche LLP will audit the consolidated financial statements of the Company for the year ending December 31, 2004 and will report the results of the audit to the Audit Committee of the Board of Directors. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, and will have the opportunity to make a statement if he or she desires and to respond to appropriate questions.

Audit and Non-Audit Fees

        The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte & Touche Tohmatsu, and their respective affiliates (collectively "Deloitte") for professional fees rendered in each of the fiscal years ended December 31, 2003 and December 31, 2002 were as follows:

        Audit Fees:    $912,000 and $877,000, respectively, for professional services rendered for the audit of the Company's annual financial statements and for reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q;

        Audit-Related Fees:    $40,800 and $43,000, respectively, for assurance and related services that were reasonably related to the performance of services specified under Audit Fees but not included in Audit Fees. These services consisted of services performed relating to employee benefit plans;

        Tax Fees:    $422,000 and $399,000, respectively, for professional services rendered for tax compliance, tax advice, and tax planning; and

        All Other Fees:    $445,000 and $172,000, respectively, for products and services other than the services specified under Audit Fees, Audit-Related Fees and Tax Fees. These products and services primarily consisted of customs and duty related services and services related to our expatriate and other employee programs.

Audit Committee Pre-Approval of Audit and Non-Audit Services

        As part of its responsibility for oversight of the independent accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by the Company's independent accountants, Deloitte. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent accountants is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved annually by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for their review and ratification.

Directors' Compensation

        Directors who are also employees of the Company do not receive any compensation for serving as directors. Directors who are not employees of the Company receive the following fees for their service:

Fee	Amount
Annual retainer for director	$25,000
Each Board of Directors meeting attended	1,000
Annual retainer for committee chairperson	2,500
Each committee meeting attended	1,000

        Under the Company's 2001 Non-Employee Directors Stock Plan, directors who are not employees of the Company are automatically granted options to purchase a fixed number of shares of Class A Common Stock upon the occurrence of the following events:

Event	Number of Shares
Initial election as director	10,000
Each anniversary of initial grant	2,500

        These stock options have an exercise price equal to the fair market value on the date of grant and are exercisable at the rate of 25% of the total underlying shares on each of the first four anniversaries of the date of grant, for so long as the director remains a director of the Company. The options expire ten years from the date of grant or earlier upon the occurrence of certain events.

        During 2003, the Company granted the following stock options to its non-employee directors:

Director	Number of Shares	Date of Grant	Exercise Price
Robert M. Agate	2,500	November 13, 2003	$52.00
John E. Beard	2,500	September 15, 2003	$43.95
John F. Brennan	2,500	May 27, 2003	$48.95
Ian W. Diery	2,500	May 16, 2003	$50.61
Irene M. Esteves	10,000	June 23, 2003	$51.72
John A. Fitzsimmons	2,500	May 16, 2003	$50.61
Virginia H. Kent	2,500	May 20, 2003	$48.04
Bill Shore	2,500	March 3, 2003	$38.35
Abraham Zaleznik	2,500	May 27, 2003	$48.95

        See the section of this Proxy Statement entitled "Security Ownership of Certain Beneficial Owners and Management" for information as to ownership of Company securities by directors and nominees for director.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table lists the compensation awarded to, earned by or paid to the Chief Executive Officer and the four other most highly compensated executive officers of the Company who served as such at December 31, 2003 (the "Named Executive Officers"), for the fiscal years ended December 31, 2003, 2002 and 2001.

		Annual Compensation			Long Term Compensation
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compen- sation(1) ($) (e)	Restricted Stock Awards(2),(3) ($) (f)	Securities Underlying Options(3) (#) (g)	All Other Compen- sation(4) ($) (i)
Jeffrey B. Swartz(5) President and Chief Executive Officer	2003 2002 2001	687,500 650,000 650,000	1,750,000 650,000 229,400	283,624 229,047 136,772	3,587,023 717,500 —	90,000 100,000 60,000	6,714 7,482 6,660
Kenneth P. Pucker(6) Executive Vice President and Chief Operating Officer	2003 2002 2001	456,250 425,769 424,997	1,272,500 430,000 149,993	— 521,190 690,892	2,241,553 709,600 —	70,000 75,000 40,000	6,474 6,856 5,630
Brian P. McKeon(7) Executive Vice President— Finance & Administration, Chief Financial Officer	2003 2002 2001	368,750 334,000 286,000	937,500 437,500 80,749	— — —	— — —	60,000 25,000 20,000	6,383 6,340 5,615
Gary S. Smith(8) Senior Vice President— Supply Chain Management	2003 2002 2001	332,313 295,077 —	669,500 387,863 —	— — —	— — —	15,000 60,000 —	3,547 2,916 —
Bruce A. Johnson(9) Senior Vice President— Human Resources	2003 2002 2001	181,250 136,818 263,744	700,000 — 46,552	100,365 — —	— — —	60,000 — —	429 3,988 5,334

(1)
This column includes the aggregate incremental cost to the Company of providing various perquisites and personal benefits in excess of reporting thresholds, including: for use of the Company plane: Jeffrey Swartz, $210,926, $184,307 and $89,275 for 2003, 2002 and 2001, respectively. For Mr. Pucker, in 2002 and 2001 it includes $222,083 and $281,343, respectively, paid by the Company for income taxes owed on $261,758 and $325,000, which are the amounts of principal on a loan by the Company to Mr. Pucker forgiven in March of 2002 and 2001, respectively. For Mr. Pucker in 2002 and 2001, it includes $32,272 and $78,549 respectively, which is comprised of reimbursement for income taxes payable on imputed income associated with the loan from the Company to Mr. Pucker. For additional information, see "Certain Relationships and Related Transactions". For Mr. Johnson, it includes relocation expenses of $95,347 paid during 2003, including payments for income taxes owed for such reimbursement.

(2)
This column shows the market value of restricted stock awards on the date of grant. The Management Development and Compensation Committee in 2004 awarded 57,319 shares of restricted stock to Mr. Swartz and 35,819 shares of restricted stock to Mr. Pucker that were intended to be performance based awards under the 1997 Incentive Plan, as amended, related to the achievement in 2003 of certain financial measures that were established by the Management Development and Compensation Committee in 2003 pursuant to a restricted stock program. The Board of Directors in 2003 and 2002 approved awards of 30,000 shares of restricted stock and 25,000 shares of restricted stock, respectively, to Mr. Swartz and 25,000 shares of restricted stock and 20,000 shares of restricted stock, respectively, to Mr. Pucker, and in 1999 approved an award of 136,000 shares of restricted stock to Mr. Pucker. The aggregate holdings and market value of restricted stock held on December 31, 2003 was: Mr. Pucker, 58,892 shares/$3,066,507 and Mr. Swartz, 46,667 shares/$2,429,951. Under their respective Restricted Stock Award Agreements, Mr. Swartz and Mr. Pucker have the same voting and dividend rights on such shares as all other shares of Class A Common Stock. The restrictions on shares awarded to Mr. Pucker in 1999 lapse as follows: 27,200 on the first anniversary of the date of grant and then the restrictions began to lapse at an accelerated rate after the first anniversary of the date of grant in equal installments on each of the next forty-eight monthly anniversaries of the date of grant. The restrictions on shares awarded to Mr. Pucker in 2002 lapse as follows: 6,666 immediately upon date of grant, and 6,666 and 6,668 on the first and second anniversaries of the date of grant, respectively. The restrictions on shares awarded to Mr. Swartz in 2003 and 2002 lapse in equal installments on each of the first three anniversaries of the date of grant as do the restrictions on shares awarded to Mr. Pucker in 2003. The restrictions on shares awarded to

  Mr. Swartz and Mr. Pucker in 2004, earned for the achievement of certain financial measures established and achieved in 2003, lapse in equal installments on each of the third and fourth anniversaries of the date of grant.

(3)
Where applicable, the number of shares granted under stock options and restricted stock awards were doubled to reflect the Company's 2-for-1 stock split on July 17, 2000.

(4)
The Company paid group term life insurance premiums and made contributions to the Company's 401(k) Plan, as follows:

	Group Term Life Insurance Premiums			Contributions to 401(k) Plan
Name
	2003	2002	2001	2003	2002	2001
Jeffrey B. Swartz	$714	$1,482	$1,560	$6,000	$6,000	$5,100
Kenneth P. Pucker	474	971	1,020	6,000	5,885	4,610
Brian P. McKeon	383	762	515	6,000	5,578	5,100
Gary S. Smith	342	741	—	3,205	2,175	—
Bruce A. Johnson	429	269	538	0	3,719	4,796
(5)
Jeffrey Swartz was the Company's Executive Vice President and Chief Operating Officer until June 1998.

(6)
Mr. Pucker was the Company's Senior Vice President and General Manager-Footwear and Apparel until September 1999.

(7)
Mr. McKeon was the Company's Senior Vice President—Finance and Administration until May 2002.

(8)
Mr. Smith joined the Company in February 2002.

(9)
Mr. Johnson rejoined the Company in June 2003. Mr. Johnson was the Company's Vice President—Human Resources from June 2000 to June 2002.

Option Grants in Last Fiscal Year

        The following table sets forth information regarding grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2003.

Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
		Percent of Total Options Granted to Employees in Fiscal Year (%) (c)
	Number of Securities Underlying Options Granted (#) (b)
			Exercise or Base Price ($/Sh)(2) (d)
Name (a)				Expiration Date (e)	5% ($) (f)	10% ($) (g)
Jeffrey B. Swartz	90,000	9.0	38.97	3/6/13	2,205,722	5,589,733
Kenneth P. Pucker	70,000	7.0	38.97	3/6/13	1,715,562	4,347,570
Brian P. McKeon	60,000	6.0	38.97	3/6/13	1,470,481	3,726,489
Gary S. Smith	15,000	1.5	38.97	3/6/13	367,620	931,622
Bruce A. Johnson	60,000	6.0	50.58	6/10/13	1,908,569	4,836,690

(1)
Based on the exercise price on the date of grant and annual appreciation of such price through the expiration date of such options at an annualized rate of 5% and 10%. The actual value, if any, that an optionee may realize upon exercise will depend on the excess of the market price for the Class A Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an optionee upon the exercise of an option will be at or near the value estimated above.

(2)
All stock options granted in 2003 to the Named Executive Officers have an exercise price equal to the fair market value on the date of grant and are exercisable at the rate of 25% of the total underlying shares on each of the first four anniversaries of the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information for each of the Named Executive Officers as to the total number of exercised and unexercised stock options held at December 31, 2003 and the value of unexercised "in-the-money" stock options held at December 31, 2003.

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable (#) (d)	Value of Unexercised "In-the-Money" Options at Fiscal Year-End(1) Exercisable/Unexercisable ($) (e)
Jeffrey B. Swartz	237,839	8,415,689	600,300/241,000	19,007,385/3,771,970
Kenneth P. Pucker	110,750	2,645,932	51,500/146,250	892,080/1,850,188
Brian P. McKeon	—	—	80,000/110,000	1,228,697/1,472,066
Gary S. Smith	—	—	15,000/60,000	248,850/943,050
Bruce A. Johnson	—	—	0/60,000	0/89,400

(1)
Stock options are "in-the-money" if the fair market value of the Class A Common Stock exceeds the exercise price of the stock option. The amounts shown in column (e) represent the difference between the closing price of the Company's Class A Common Stock on December 31, 2003 ($52.07) and the exercise price of those options which are "in-the-money" on that date, multiplied by the applicable number of underlying securities.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,679,631	$34.13	2,163,312
Equity compensation plans not approved by security holders	0	0	0
Total	3,679,631	$34.13	2,163,312

Change of Control Arrangements

        The Company has entered into change of control severance agreements with Jeffrey B. Swartz, Kenneth P. Pucker, Brian P. McKeon, Gary S. Smith and Bruce A. Johnson ("Covered Officers") pursuant to approval from the Board of Directors. In the event (i) Sidney W. Swartz, Jeffrey B. Swartz, the lineal descendants of Jeffrey B. Swartz, the Sidney W. Swartz 1982 Family Trust and any other trust or foundation controlled by Sidney W. Swartz and/or Jeffrey Swartz (collectively the "Swartz Family") cease to hold the voting power to elect a majority of the members of the Board of Directors, or all or substantially all of the Company's assets are transferred to an unrelated third party, or the Company is liquidated (each a "Change of Control") and (ii) the employment of a Covered Officer is terminated within 24 months following a Change of Control other than for cause or due to a change in responsibilities, reduction in compensation or other benefits, relocation or certain other adverse events, then the Covered Officer would be entitled to a lump sum payment of two times the sum of (i) the Covered Officer's annual base salary and (ii) the average of the annual bonuses earned by the Covered Officer for the previous three full fiscal years, plus 24 months of benefits following the date of termination of employment. In addition, a Covered Officer may terminate his or her employment voluntarily during the 13th full calendar month following a Change of Control and, under certain conditions, the Company will pay one-half of the amount specified above and provide 12 months of benefits. In the event of a Change of Control, options become immediately exercisable. Payments or benefits paid pursuant to a Change of Control severance agreement that are subjected to certain taxes will, under certain circumstances, be reimbursed by the Company.

Performance Graph

        The following graph shows the five-year cumulative total return of Class A Common Stock as compared with the Standard & Poor's 500 Stock Index and the weighted average of the Standard & Poor's Footwear Index and the Standard & Poor's Apparel, Accessories and Luxury Goods Index. The total return for the Company is weighted in proportion to the percent of the Company's revenue derived from sales of footwear and from apparel and accessories (excluding royalties on products sold by licensees), respectively, for each year.

	1998(1)	1999	2000	2001	2002	2003
Timberland	100.00	232.10	587.11	325.53	312.63	457.13
S&P 500 Index	100.00	121.04	110.02	96.95	75.52	97.18
Weighted Average of S&P Footwear Index and S&P Apparel, Accessories and Luxury Goods Index	100.00	109.85	131.88	135.72	114.54	166.77

(1)
Indexed to December 31, 1998.

Management Development and Compensation Committee Report on Executive Compensation

General.

        The Management Development and Compensation Committee (the "Committee") consists of Ms. Kent, Chairwoman, Mr. Beard, Mr. Fitzsimmons and Dr. Zaleznik. The Committee's responsibilities are discussed above under the heading "Committees of the Board of Directors and Board of Directors Independence."

        The Committee attempts to set annual salary levels for the Company's executive officers, including the Chief Executive Officer, at the competitive mid-point of the salaries of executives in comparable positions at similar companies. The Committee attempts to set annual bonuses and long-term incentives at levels that, when combined with annual salaries and assuming that actual performance meets the challenging performance goals established by the Committee, will approximate the seventy-fifth percentile of the average total compensation of executives in comparable positions at similar companies. The Committee's decisions concerning compensation are also made in light of each executive officer's level of responsibility, performance and other compensation awards. The Committee uses survey data and other services provided by Company resources and independent compensation consulting and executive recruiting firms. The Committee recently engaged an independent compensation consulting firm to serve exclusively as advisor to the Committee.

The Short-Term Incentive Plan for Managerial Employees.

        Cash bonuses are payable under the Company's Short-Term Incentive Plan for Managerial Employees ("STIP") or pursuant to the Company's 1997 Incentive Plan approved by the Company's stockholders in May 1997 and amended by the stockholders in May 2001 and May 2003, and are generally intended to qualify as performance-based awards. Pursuant to these plans, the Committee annually reviews management's financial performance goals for the Company, job performance goals for participants and target bonus awards for such participants, expressed as a percentage of such participants' salaries. Annual bonuses are awarded according to a formula based upon the achievement, in whole or in part, of these Company and individual performance goals.

        STIP participants who have job responsibilities within the Company's business units (as opposed to its corporate functions) are also evaluated on the business units' achievement of some or all of the following target measurements: revenue, operating contribution, operating ratios, gross margin rate and cash flow. The annual STIP bonuses for higher-level executives are more heavily influenced by Company performance than are those for lower-level executives. The amount of annual bonus awards under the STIP may exceed 100% of the target bonus awards established if actual Company performance exceeds targeted goals or, in some cases, as a result of an executive's individual performance goals.

        In the case of the Chief Executive Officer, the Committee approved a STIP bonus award for 2003 based entirely on the Company's achievement of exceeding targets related to earnings per share, cash flow, and on time line fill which is an operating ratio for measuring service and delivery of product to customers. The target bonus for the Chief Executive Officer was set at 125% of base salary for target achievement of earnings per share, cash flow, and on time line fill. The STIP design allows for upside bonus opportunity, up to a maximum of two times the target bonus, for Company performance exceeding target(s). As such, the target bonus may be achieved with varying levels of Company performance against the metrics. For 2003, actual Company performance exceeded targets established for each metric. The members of the Board of Directors, excluding Sidney Swartz and Jeffrey Swartz, ratified the 2003 bonus award for Jeffrey Swartz.

Long-Term Incentives.

  Stock Options.

        Long-term incentive compensation is principally in the form of stock options. The Committee believes that stock options are an appropriate means to compensate the Company's officers and employees in a manner that encourages them to identify with the long-term interests of the Company's stockholders. Stock options are granted on the basis of competitive levels of stock options granted to employees, including the Chief Executive Officer, with comparable positions at similar companies. In 2003, Jeffrey Swartz was awarded 90,000 stock options. Sidney Swartz has never been granted a stock option because he has a sizable equity position in the Company.

        The Company grants stock options to certain employees at the time of hire and frequently at the time of promotion, based on their levels of responsibility. In addition, the Company may make stock option grants to certain employees based on their individual performance. Stock options become exercisable at such times as the Committee prescribes. All stock options granted in 2003 have an exercise price equal to the fair market value on the date of grant and the majority are exercisable at the rate of 25% of the total underlying shares on each of the first four anniversaries of the date of grant. These stock options expire ten years from the date of grant or when the holder ceases to be an employee, if earlier.

  Restricted Stock Awards.

        The Committee also believes that restricted stock awards are an appropriate means to compensate and retain the Company's officers and employees in a manner that encourages them to identify with the long-term interests of the Company's stockholders as well as to provide compensation commensurate with comparable positions at similar companies. In 2003, the members of the Board of Directors approved a 2003 restricted stock award of 30,000 shares of the Company's Class A Common Stock for Jeffrey Swartz. The award vests ratably over a three-year period. In addition, the Committee and Board of Directors approved in 2003 a restricted stock program for Jeffrey Swartz that resulted in an award of 57,319 shares of restricted stock in March, 2004, based entirely on the Company's achievement of an earnings per share target for the last six months of 2003. The award is intended to qualify as a performance-based award under the 1997 Incentive Plan. The award vests fifty percent (50%) on each of the third and fourth anniversaries of the date of grant.

Section 162(m) Considerations.

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public company for compensation over $1.0 million paid to any of the Company's Chief Executive Officer and four other highest paid executive officers. However, eligible performance-based compensation awards are not subject to the deduction limits if certain requirements are satisfied. The Committee takes the limitations of Section 162(m) into account in determining awards to executive officers and, in appropriate circumstances, may limit awards or design them to come within the performance-based compensation exception.

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
Virginia H. Kent, Chairwoman John E. Beard John A. Fitzsimmons Abraham Zaleznik

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table presents the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by (i) persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of either Class A Common Stock or Class B Common Stock, (ii) each director, nominee for director and Named Executive Officer, and (iii) all directors and executive officers as a group, as of the close of business on February 9, 2004:

	Shares Owned Beneficially
	Class A			Class B
Name and Address of Beneficial Owner(1)
	Number(2)		Percent(3)	Number		Percent(3)
Judith H. Swartz and John E. Beard, as Trustees of The Sidney W. Swartz 1982 Family Trust	6,414,610		22.9	—		—
Sidney W. Swartz	400		*	6,747,898		97.2
Goldman Sachs Asset Management, L.P. (4)	1,421,486		5.1	—		—
Jeffrey B. Swartz	785,158	(5)	2.8	123,932	(5)	1.8
Kenneth P. Pucker	204,862		*	—		—
Brian P. McKeon	107,947		*	—		—
Robert M. Agate	59,971		*	—		—
John A. Fitzsimmons	40,625		*	—		—
John F. Brennan	36,125		*	—		—
Gary S. Smith	34,346		*	—		—
Ian W. Diery	25,625		*	—		—
Virginia H. Kent	25,625		*	—		—
John E. Beard	17,375		*	—		—
Abraham Zaleznik	14,075		*	—		—
Bill Shore	9,375		*	—		—
Bruce A. Johnson	418		*	—		—
Irene M. Esteves	0		*	—		—
All directors and executive officers as a group (20 persons)	1,476,075		5.1	6,871,830		99.0

*
Does not exceed 1% of the class.

(1)
Address, unless otherwise noted: c/o The Timberland Company, 200 Domain Drive, Stratham, NH 03885.

(2)
Amounts include shares issuable upon the exercise of stock options which are either currently exercisable or will become exercisable on or before April 9, 2004, as follows: Mr. Agate, 33,750; Mr. Beard, 9,375; Mr. Brennan, 23,125; Mr. Diery, 25,625; Mr. Fitzsimmons, 40,625; Ms. Kent, 25,625; Mr. McKeon, 106,250; Mr. Pucker, 97,750; Mr. Shore, 9,375; Mr. Smith, 33,750; Mr. Jeffrey Swartz, 654,300; Dr. Zaleznik, 1,875; and all executive officers and directors as a group, 1,171,525. Amounts also include shares awarded pursuant to Restricted Stock Awards as follows: in 1999, 2002 and 2003 to Mr. Pucker, 22,692, 6,668, and 25,000 respectively, and in 2002 and 2003 to Mr. Jeffrey Swartz, 16,667 and 30,000 respectively.

(3)
Percentages are calculated on the basis of the amount of outstanding shares of common stock of such class plus, for each person or group, any shares such person or group has the right to acquire on or prior to April 9, 2004.

(4)
Address: 10 Hanover Square, New York, New York 10005. Beneficial ownership as of December 31, 2003 based on a Schedule 13G dated February 13, 2004.

(5)
Amount includes 15,600 shares of Class A Common Stock and 91,742 shares of Class B Common Stock held by Mr. Jeffrey Swartz as custodian for minor children, and 43,602 shares of Class A Common Stock held by Mr. Swartz's spouse.

        Sidney Swartz, his children and grandchildren beneficially own all of the Class B Common Stock. As of February 9, 2004, Sidney Swartz and The Sidney W. Swartz 1982 Family Trust, a trust for the benefit of his family (the "Family Trust"), held, in the aggregate, approximately 75.8% of the combined voting power of the Company's capital stock, and the Family Trust held approximately 22.9% of the Class A Common Stock. By virtue of this stock ownership, Sidney Swartz may be deemed to be a "control person" of the Company within the meaning of the rules and regulations under the Securities Act of 1933, as amended, and the Family Trust influences the election of Mr. Brennan, Mr. Diery and Ms. Esteves. Jeffrey Swartz, the Company's President and Chief Executive Officer, is one of the beneficiaries of the Family Trust.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        If Sidney Swartz should die while he is an employee of the Company, the Company will pay to his wife for the three years following his death (or, if earlier, until her death) a monthly amount equal to Mr. Swartz's monthly salary at the time of his death.

        Jeffrey Swartz, the Company's President and Chief Executive Officer, is the son of Sidney Swartz.

        John E. Beard, a member of the Company's Board of Directors and formerly the Company's Secretary, was a partner in the law firm of Ropes & Gray, which provides legal services to the Company. Mr. Beard became of counsel at Ropes & Gray in January, 2001.

        The Company loaned $250,000 in 1999 to Community Wealth Ventures, Inc. ("CWV") of which Bill Shore, a member of the Company's Board of Directors, serves as Chairman. The loan bears interest at 8% per annum and had an initial term of four years which the Company agreed to extend to six years during 2002. As of December 31, 2003, $100,000 of the loan remained outstanding. In addition, during 2002 the Company entered into a services agreement with CWV under which the Company paid $62,400 to CWV for consulting services to the Company related to developing programs for employee volunteerism. In 2003, the Company also donated $237,999 in cash and products to Share Our Strength, a not for profit, anti-hunger and anti-poverty organization. Mr. Shore is the founder and President of Share Our Strength. Jeffrey Swartz was appointed to the Board of Directors of Share Our Strength in 2003.

        The Company loaned approximately $1.1 million to Kenneth P. Pucker, Chief Operating Officer of the Company, in 2000, an amount equal to the taxes payable as a result of his election under Section 83(b) of the Internal Revenue Code with respect to his restricted stock award in 1999. On March 1, 2001, the Board of Directors forgave $325,000 of the loan and reimbursed Mr. Pucker $281,343 for income taxes related to such forgiveness, and authorized the Chief Executive Officer to forgive such additional loan amounts in the future, if any, as he deems appropriate in his sole discretion. On March 28, 2002, the Company forgave an additional $261,758 of the loan and reimbursed Mr. Pucker $222,083 for income taxes related to such forgiveness. As of February 9, 2004, $523,517 of the loan remained outstanding. The loan has a term of five years and bears interest at the mid-term Applicable Federal Rate. When Mr. Pucker sells any shares under the restricted stock award that are subject to the loan prior to the maturity of the loan, he is required to use a portion of the proceeds from such sale to prepay the remaining principal balance of the loan. The Company reimbursed Mr. Pucker for income taxes payable on imputed income associated with this loan, and in 2001, 2002, and 2003 the Company reimbursed $78,549, $32,272 and $13,661, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the Management Development and Compensation Committee of the Board of Directors are Ms. Kent, Chairwoman, Mr. Beard, Mr. Fitzsimmons and Dr. Zaleznik. The members of the Governance and Nominating Committee of the Board of Directors are Mr. Beard, Chairman, Mr. Agate and Mr. Shore. Mr. Shore also served on the Compensation Committee in early 2003. See the section of this Proxy Statement entitled "Certain Relationships and Related Transactions" for information concerning Mr. Beard and Mr. Shore.

FINANCIAL AND OTHER INFORMATION

        The Company mailed its combined 2003 Annual Report and Form 10-K to its stockholders on or about April 1, 2004. The combined 2003 Annual Report and Form 10-K includes audited financial statements, and other business information and is incorporated herein by reference.

        To obtain a free copy of the Company's combined Annual Report and Form 10-K for the fiscal year ended December 31, 2003, which Form 10-K was filed by the Company with the Securities and Exchange Commission, contact the Investor Relations Department, The Timberland Company, 200 Domain Drive, Stratham, New Hampshire 03885 (telephone: (603) 773-1212).

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
OF 1934, AS AMENDED

        The securities laws of the United States require the Company's directors, its executive officers and any persons holding more than 10% of the Class A Common Stock to report their ownership of Class A Common Stock and any changes in that ownership to the Securities and Exchange Commission. All such persons satisfied these filing requirements during and with respect to fiscal year 2003, except that Bill Shore and Michael J. Harrison (the Company's Senior Vice President and General Manager—International) each filed late one report on Form 4 for one transaction each. These reports were inadvertently filed late by the Company on behalf of Mr. Shore and Mr. Harrison. In making this disclosure, the Company has relied solely on written representations of its directors, its executive officers and persons who previously held more than 10% of the Class A Common Stock furnished to the Company, and copies of the reports that these persons have filed with the Securities and Exchange Commission.

OTHER BUSINESS

        The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any additional matters should properly come before the Annual Meeting, the persons appointed as proxies in the enclosed proxy intend to vote such proxy in accordance with their judgment on any such matters.

STOCKHOLDER PROPOSALS

        Proposals which stockholders intend to present at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than February 2, 2005 to be presented at that Annual Meeting. Any proposal received after such date will be untimely and will not be considered at the 2005 Annual Meeting of Stockholders. To be eligible for inclusion in next year's Proxy Statement, the Secretary of the Company must receive stockholder proposals no later than December 2, 2004. In addition to these mailing requirements, stockholder proposals also must be in compliance with applicable Securities and Exchange Commission regulations.

Appendix A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF THE TIMBERLAND COMPANY

Purpose

        The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of The Timberland Company (the "Company") is to assist the Board in its oversight of the Company's financial reporting process, including oversight of (1) the integrity of the Company's financial statements; (2) the Company's compliance with legal and regulatory requirements; (3) the qualifications, independence and performance of Company's independent outside auditor (the "Auditor"); (4) the Company's internal audit function; and (5) the Company's systems of internal accounting and financial controls.

        The Company's management is responsible for preparing the Company's financial statements, and the Auditor is responsible for auditing those statements. In carrying out its responsibilities, the Committee should not be seen as providing expert or special assurances as to the Company's financial statements, the Company's compliance with laws or regulations, or any professional certification as to the Auditor's work.

Structure, Processes and Membership

        The Committee shall consist of at least three (3) outside members of the Board who, in the Board's judgment, meet the independence and other membership requirements of the New York Stock Exchange ("NYSE"), the Securities and Exchange Commission ("SEC"), and other applicable regulations.

        Committee members are appointed by the Board, which designates the Committee Chair, who presides over Committee meetings.

        The Committee shall meet at least three (3) times annually. Meetings, in addition to regularly scheduled meetings, may be called by the Committee Chair, the Company's Chief Financial Officer or Chief Executive Officer, or by the Auditor. The Committee shall meet regularly with the Auditor and with the Company's Director of Internal Audit in separate executive sessions.

        Two (2) Committee members shall constitute a quorum for doing business. Committee actions shall be taken by unanimous vote if only a quorum is present at a meeting; or by majority vote of the Committee members present at a meeting where at least three (3) members are present; or by unanimous written consent in place of a meeting. If at any time Committee members at a meeting are evenly split on a particular action, the matter may be taken to the full Board for action or deferred for further Committee action, as appropriate.

        In fulfilling its purpose and responsibilities, the Committee believes its policies and procedures should remain flexible, in order best to react to changing conditions in light of its responsibilities. The Committee may, in its discretion, conduct or authorize investigations into matters it considers to be within its scope of responsibility, with full access to the Company's books, records, facilities and personnel, and with the power to retain independent counsel, accountants or other experts.

Key Responsibilities and Activities

Independent Auditor:

  •
  The Committee shall have the sole authority to select, retain, compensate, evaluate, and, when it judges appropriate, replace the Auditor. The Auditor is accountable to, and shall report directly to, the Committee.

  •
  The Committee will review and approve the arrangements, scope, and fees for the outside audit of the Company's annual financial statements and for the review of the Company's quarterly financial statements. Additionally, the Committee will approve the scope and fees for consulting or other non-audit services provided by the Auditor (if such services are permitted by applicable law) in advance of any such services being performed.

  •
  The Committee will, at least annually, request that the Auditor furnish the Committee a formal written statement delineating all relationships between the Auditor and the Company. The Committee will also (a) actively engage in a dialogue with the Auditor with respect to any such disclosed relationships or services and their impact on the Auditor's objectivity and independence; and (b) recommend to the Board that it take appropriate action in response to the Auditor's report to satisfy itself of the Auditor's independence.

  •
  At least annually, the Committee will obtain and review any and all reports required by the SEC or the NYSE relating to the Auditor's internal quality control procedures (including any material issues raised by internal or peer reviews or governmental authorities and any steps taken to address any such issues).

  •
  The Committee will set clear hiring policies for employees or former employees of the Auditor.

Review of Documents and Reports:

        The Committee will:

  •
  review and assess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for approval.

  •
  review and discuss with the Company's management and the Auditor the annual financial statements and related footnotes to be filed with the SEC. Such review shall be in accordance with the applicable rules and regulations of the SEC and the Statement of Auditing Standards No. 61, and shall include:

    •
    the Auditor's report on the financial statements

    •
    the Auditor's qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures, and underlying estimates

    •
    any significant difficulties or disputes with management encountered during the course of the audit

    •
    any other matters required to be discussed with the Committee.

  •
  review and discuss with Company's management and the Auditor the Company's quarterly financial statements and earnings press releases, as well as generally any other financial information; including earnings guidance, if any, provided to analysts and rating agencies.

Other activities:

        The Committee will:

  •
  discuss with the Company's management and the Auditor the quality and adequacy of the Company's internal controls.

  •
  establish procedures (a) for receiving, retaining and handling complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) for confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  •
  review with management and the Auditor, the activities, organizational structure, and qualifications of the Company's internal audit department, including (a) the Company's internal audit plan; (b) any difficulties the internal auditors encountered while conducting audits; and (c) significant findings and recommendations made by the internal auditors.

  •
  ask the Company's management, the Director of Internal Audit, and the Auditor about significant risks or exposures to the Company, and review the steps management has taken to manage such risks or exposures.

  •
  review with the General Counsel, as well as other appropriate members of the Company's management, any legal and regulatory matters, including tax matters, that may have a material effect on the Company's financial statements, operations, compliance policies and programs.

  •
  review with management the Company's monitoring of its compliance with its policies regarding business ethics and conflicts of interest, and its codes of conduct.

  •
  report Committee actions to the Board on a regular basis with such recommendations as the Committee deems appropriate, and prepare the Committee report required by the SEC to be included in the Company's annual proxy statement.

  •
  encourage open communication among internal auditors, the Auditor, management, and the Board.

  •
  annually evaluate the Committee's performance.

  •
  obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties, and receive appropriate funding, as it determines, from the Company for payment of compensation for such advice and assistance.

  •
  engage in such other activities consistent with this Charter, the Company's By-Laws, and governing law and regulations as the Committee deems necessary or appropriate or as the Board requests.

Adopted by the Board of Directors of The Timberland Company

May 18, 2000; Amended and Restated by the Board of Directors September 23, 2003

PROXY

THE TIMBERLAND COMPANY
ANNUAL MEETING OF STOCKHOLDERS—MAY 20, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Sidney W. Swartz and Jeffrey B. Swartz, and each of them, as attorneys and proxies, with the power of substitution, to represent and vote at the Annual Meeting of Stockholders of The Timberland Company (the "Company") and at any adjournments thereof, all shares of the Company's Class A Common Stock which the undersigned could vote if present, in such manner as they, or either of them, may determine on any matters which may properly come before the meeting or any adjournments thereof and to vote on the matters set forth on the reverse side of this proxy as directed by the undersigned. The Annual Meeting will be held on Thursday, May 20, 2004, at 9:00 a.m., at the Company's headquarters, 200 Domain Drive, Stratham, New Hampshire 03885.

        A stockholder is entitled to one vote for each share of Class A Common Stock and ten votes for each share of Class B Common Stock held of record at the close of business on March 24, 2004. The holders of Class A Common Stock will vote separately as a class to elect three nominees for director, John F. Brennan, Ian W. Diery and Irene M. Esteves, and the holders of Class A Common Stock and the holders of Class B Common Stock will vote together as a single class to elect six nominees for director, Sidney W. Swartz, Jeffrey B. Swartz, John E. Beard, John A. Fitzsimmons, Virginia H. Kent, and Bill Shore.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO FIX THE NUMBER OF DIRECTORS AT NINE, AND TO ELECT ALL NINE NOMINEES. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

☒
Please mark votes
as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

1.	To fix the number of directors at nine for the coming year, subject to further action by the Board of Directors as provided in the Company's By-Laws, and to elect the following nominees:
NOMINEES:	(01) Sidney W. Swartz, (02) Jeffrey B. Swartz, (03) John E. Beard, (04) John F. Brennan, (05) Ian W. Diery, (06) Irene M. Esteves, (07) John A. Fitzsimmons, (08) Virginia H. Kent, and (09) Bill Shore
FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES
☐	☐
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For all nominees except as noted above

MARK BOX AT RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. ☐
MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD. ☐

Please sign here personally, exactly as your name is printed on your stock certificate. If the stock certificate is registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for a corporation.

Signature:	Date:

Signature:	Date:

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INFORMATION CONCERNING SOLICITATION AND VOTING
ITEM 1. ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
FINANCIAL AND OTHER INFORMATION
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
OTHER BUSINESS
STOCKHOLDER PROPOSALS